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                            MFS(R) New Discovery Fund

                      Supplement to the Current Prospectus

     Effective January 1, 2000, footnote (3) of the Expense Table in the Expense Summary section is hereby revised as follows:

(3) MFS has contractually agreed to bear the fund's expenses, subject to reimbursement, such that "Other Expenses", after taking into account the expense offset arrangement described below, do not exceed 0.30% annually. This contractual fee arrangement will continue until at least January 1, 2001, absent an earlier modification approved by the board of trustees which oversees the fund.

                The date of this Supplement is January 24, 2000.